Exhibit 99.1

Index and ETF options Name of underlying instrument	Option symbol	Underlying symbol
BetaPro Canadian Gold Miners -2x Daily Bear ETF	HGD	HGD
BetaPro Canadian Gold Miners -2x Daily Bear ETF	HGD2	HGD2
BetaPro Canadian Gold Miners -2x Daily Bear ETF	HGD3	HGD3
BetaPro Canadian Gold Miners 2x Daily Bull ETF	HGU	HGU
BetaPro Crude Oil -1x Daily Bear ETF	HOD	HOD
BetaPro Crude Oil Daily Bull ETF	HOU2	HOU2
BetaPro Crude Oil Daily Bull ETF	HOU3	HOU3
BetaPro Natural Gas -2x Daily Bear ETF	HND	HND
BetaPro Natural Gas 2x Daily Bull ETF	HNU	HNU
BetaPro Natural Gas 2x Daily Bull ETF	HNU1	HNU1
BMO Aggregate Bond Index ETF	ZAG	ZAG
BMO Canadian Dividend ETF	ZDV	ZDV
BMO Equal Weight Banks Index ETF	ZEB	ZEB
BMO Equal Weight US Banks Hedged to CAD Index ETF	ZUB	ZUB
BMO Equal Weight Utilities Index ETF	ZUT	ZUT
BMO High Yield US Corporate Bond Hedged to CAD Index ETF	ZHY	ZHY
BMO Low Volatility Canadian Equity ETF	ZLB	ZLB
BMO MSCI EAFE Hedged to CAD Index ETF	ZDM	ZDM
BMO MSCI EAFE Index ETF	ZEA	ZEA

Index and ETF options Name of underlying instrument	Option symbol	Underlying symbol
BMO Nasdaq 100 Equity Hedged to CAD Index ETF	ZQQ	ZQQ
BMO S&P 500 Hedged to CAD Index ETF	ZUE	ZUE
BMO S&P 500 Index ETF	ZSP	ZSP
BMO S&P/TSX Capped Composite Index ETF	ZCN	ZCN
BMO S&P/TSX Laddered Preferred Share Index ETF	ZPR	ZPR
Horizons Active Preferred Share ETF	HPR	HPR
Horizons Marijuana Life Sciences Index ETF	HMMJ	HMMJ
Horizons S&P/TSX 60 Index ETF	HXT	HXT
iShares Canadian Corporate Bond Index ETF	XCB	XCB
iShares Canadian Select Dividend Index ETF	XDV	XDV
iShares Core Canadian Short Term Bond Index ETF	XSB	XSB
iShares Core S&P 500 Index ETF (CAD-Hedged)	XSP	XSP
iShares Core S&P/TSX Capped Composite Index ETF	XIC	XIC
iShares MSCI EAFE Index ETF (CAD-Hedged)	XIN	XIN
iShares S&P/TSX 60 Index ETF	XIU	XIU
iShares S&P/TSX Capped Energy Index ETF	XEG	XEG
iShares S&P/TSX Capped Financials Index ETF	XFN	XFN
iShares S&P/TSX Capped REIT Index Fund	XRE	XRE
iShares S&P/TSX Global Gold Index ETF	XGD	XGD

2

Index and ETF options Name of underlying instrument	Option symbol	Underlying symbol
iShares U.S. Small Cap Index ETF (CAD-Hedged)	XSU	XSU
S&P/TSX 60 Index Standard Options	SXO	TX60
S&P/TSX Capped Utilities Index Options	SXV	TTUT
S&P/TSX Composite Index Banks (Industry Group) Options	SXJ	TXBA
Vanguard Canadian Aggregate Bond Index ETF	VAB	VAB
Vanguard Canadian Short-Term Bond Index ETF	VSB	VSB
Vanguard Canadian Short-Term Corporate Bond Index ETF	VSC	VSC
Vanguard S&P 500 Index ETF	VFV	VFV

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Advantage Oil & Gas Ltd.	AAV	AAV
Aecon Group Inc.	ARE	ARE
AGF Management Ltd., Cl. B	AGF	AGF.B
Agnico Eagle Mines Limited	AEM	AEM
Air Canada	AC	AC
Alacer Gold Corp.	ASR	ASR
Alamos Gold Inc.	AGI	AGI

3

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Alaris Royalty Corp.	AD	AD
Algonquin Power & Utilities Corp.	AQN	AQN
Alimentation Couche Tard Inc., Cl. B	ATD	ATD.B
Allied Properties Real Estate Investment Trust	AP	AP u
AltaGas Ltd.	ALA	ALA
Altus Group Limited	AIF	AIF
Aphria Inc.	APHA	APHA
ARC Resources Ltd.	ARX	ARX
Argonaut Gold Inc.	AR	AR
Aritzia Inc.	ATZ	ATZ
Artis Real Estate Investment Trust	AX	AX u
ATCO Ltd. Cl. I	ACO	ACO.X
Atlantic Power Corporation	ATP	ATP
ATS Automation Tooling Systems Inc.	ATA	ATA
Aurora Cannabis Inc.	ACB	ACB
Aurora Cannabis Inc.	ACB1	ACB1
AutoCanada Inc.	ACQ	ACQ
B2Gold Corp.	BTO	BTO
Badger Daylighting Ltd.	BAD	BAD

4

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Ballard Power Systems Inc.	BLDP	BLDP
Bank of Montreal	BMO	BMO
Bank of Nova Scotia (The)	BNS	BNS
Barrick Gold Corporation	ABX	ABX
Bausch Health Companies Inc.	BHC	BHC
Baytex Energy Corp.	BTE	BTE
BCE Inc.	BCE	BCE
BEP1	BEP1	BEP1
Birchcliff Energy Limited	BIR	BIR
BlackBerry Limited	BB	BB
Boardwalk Real Estate Investment Trust	BEI	BEIu
Bombardier Inc., Cl. B	BBD	BBD.B
Boralex Inc. Class A Shares	BLX	BLX
Boyd Group Services Inc.	BYD	BYD
Brookfield Asset Management Inc., Cl. A	BAM	BAM.A
Brookfield Asset Management Inc., Cl. A Please refer to circular no. 050-15.	BAM2	BAM2
Brookfield Business Partners L.P.	BBU	BBUu
Brookfield Infrastructure Partners L.P.	BIP	BIPu

5

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Brookfield Infrastructure Partners L.P. Please refer to circular no. 042-20.	BIP1	BIP1
Brookfield Property Partners L.P.	BPY	BPYu
BRP Inc.	DOO	DOO
CAE Inc.	CAE	CAE
Cameco Corporation	CCO	CCO
Canaccord Genuity Group Inc.	CF	CF
Canada Goose Holdings Inc.	GOOS	GOOS
Canadian Apartment Properties Real Estate Investment Trust	CAR	CARu
Canadian Imperial Bank of Commerce	CM	CM
Canadian National Railway Company	CNR	CNR
Canadian Natural Resources Limited	CNQ	CNQ
Canadian Pacific Railway Limited	CP	CP
Canadian Tire Corporation Limited, Cl. A	CTC	CTC.A
Canadian Utilities Limited, Cl. A	CU	CU
Canadian Western Bank	CWB	CWB
Canfor Corporation	CFP	CFP
Canopy Growth Corporation	WEED	WEED
Capital Power Corporation	CPX	CPX
Cardinal Energy Ltd.	CJ	CJ

6

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Cascades Inc.	CAS	CAS
CCL Industries Inc., Cl. B	CCL	CCL.B
Celestica Inc.	CLS	CLS
Cenovus Energy Inc.	CVE	CVE
Centerra Gold Inc.	CG	CG
CES Energy Solutions Corp.	CEU	CEU
CGI Inc., Cl. A	GIB	GIB.A
Charlotte’s Web Holdings Inc.	CWEB	CWEB
Chartwell Retirement Residences	CSH	CSHu
Chemtrade Logistics Income Fund	CHE	CHEu
Chorus Aviation Inc., Cl. B	CHR	CHR
CI Financial Corp.	CIX	CIX
Cineplex Inc.	CGX	CGX
Cogeco Communications Inc.	CCA	CCA
Colliers International Group Inc. Subordinate Voting	CIGI	CIGI
Cominar Real Estate Investment Trust	CUF	CUFu
CORUS Entertainment Inc., Cl. B	CJR	CJR.B
Crescent Point Energy Corp.	CPG	CPG
Crombie Real Estate Investment Trust	CRR	CRRu

7

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Cronos Group Inc.	CRON	CRON
Descartes Systems Group Inc.	DSG	DSG
DIRTT Environmental Solutions Ltd.	DRT	DRT
Dollarama Inc.	DOL	DOL
Domtar Corporation	UFS	UFS
Dream Industrial Real Estate Investment Trust	DIR	DIRu
Dream Office Real Estate Investment Trust	D	D u
DREAM Unlimited Corp.	DRM	DRM
DREAM Unlimited Corp.	DRM1	DRM1
Dundee Precious Metals Inc.	DPM	DPM
Eldorado Gold Corp.	ELD	ELD
Element Fleet Management Corp.	EFN	EFN
Emera Inc.	EMA	EMA
Empire Company Limited, Cl. A	EMP	EMP.A
Enbridge Inc.	ENB	ENB
Endeavour Mining Corporation	EDV	EDV
Endeavour Mining Corporation	EDV1	EDV1
Endeavour Silver Corp.	EDR	EDR
Enerflex Ltd.	EFX	EFX

8

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Enerplus Resources Fund	ERF	ERF
Ensign Energy Services Inc.	ESI	ESI
Equinox Gold Corp	EQX	EQX
Extendicare Inc.	EXE	EXE
Finning International Inc.	FTT	FTT
First Capital Real Estate Investment Trust	FCR	FCRu
First Majestic Silver Corp.	FR	FR
First Quantum Minerals Ltd.	FM	FM
Fortis Inc.	FTS	FTS
Fortuna Silver Mines Inc.	FVI	FVI
Franco-Nevada Corp.	FNV	FNV
Freehold Royalties Ltd.	FRU	FRU
Genworth MI Canada Inc.	MIC	MIC
George Weston Limited	WN	WN
Gibson Energy Inc.	GEI	GEI
Gildan Activewear Inc.	GIL	GIL
Goldcorp Inc.	G1	G1
Gran Tierra Energy Inc.	GTE	GTE
Granite Real Estate Investment Trust Inc.	GRT	GRTu

9

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Great Canadian Gaming Corporation	GC	GC
Great-West Lifeco Inc.	GWO	GWO
Groupe Aeroplan Inc.	AIM	AIM
H&R Real Estate Investment Trust	HR	HR u
HEXO Corp	HEXO	HEXO
Home Capital Group Inc.	HCG	HCG
Hudbay Minerals Inc.	HBM	HBM
Husky Energy Inc.	HSE	HSE
Hydro One Limited	H	H
iA Financial Corporation Inc.	IAG	IAG
IAMGOLD Corporation	IMG	IMG
IGM Financial Inc.	IGM	IGM
Imperial Oil Limited	IMO	IMO
Innergex Renewable Energy Inc.	INE	INE
Intact Financial Corporation	IFC	IFC
Inter Pipeline Ltd.	IPL	IPL
Interfor Corporation	IFP	IFP
Intertape Polymer Group Inc.	ITP	ITP
Ivanhoe Mines Ltd.	IVN	IVN

10

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Jamieson Wellness Inc.	JWEL	JWEL
Just Energy Group Inc.	JE	JE
Kelt Exploration Ltd.	KEL	KEL
Keyera Corp.	KEY	KEY
Kinaxis Inc.	KXS	KXS
Kinross Gold Corporation	K	K
Kirkland Lake Gold Ltd.	KL	KL
Kirkland Lake Gold Ltd.	KL1	KL1
Labrador Iron Ore Royalty Corporation Please refer to circular no. 040-17.	LIF	LIF
Laurentian Bank of Canada	LB	LB
Lightspeed POS Inc.	LSPD	LSPD
Linamar Corporation	LNR	LNR
Lithium Americas	LAC	LAC
Loblaw Companies Ltd.	L	L
Lundin Mining Corporation	LUN	LUN
MAG Silver Corp.	MAG	MAG
Magna International Inc	MG	MG
Major Drilling Group International Inc.	MDI	MDI
Manulife Financial Corporation	MFC	MFC

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Equity options Name of underlying instrument	Option symbol	Underlying symbol
Maple Leaf Foods Inc.	MFI	MFI
Martinrea International Inc.	MRE	MRE
Maxar Technologies Ltd.	MAXR	MAXR
McEwen Mining Inc.	MUX	MUX
MediPharm Labs Corp.	LABS	LABS
MEG Energy Corp.	MEG	MEG
Methanex Corporation	MX	MX
Metro Inc.	MRU	MRU
Morneau Shepell Inc.	MSI	MSI
MTY Food Group Inc.	MTY	MTY
Mullen Group Ltd.	MTL	MTL
National Bank of Canada	NA	NA
Neptune Technologies & Bioressources Inc.	NEPT	NEPT
New Gold Inc.	NGD	NGD
Newmont Corporation	NGT	NGT
NFI Group Inc.	NFI	NFI
Norbord Inc.	OSB	OSB
North West Company Inc.	NWC	NWC
Northland Power Inc.	NPI	NPI

12

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Northview Apartment Real Estate Investment Trust	NVU	NVUu
NorthWest Healthcare Properties Real Estate Investment Trust	NWH	NWHu
NovaGold Resources Inc.	NG	NG
Nutrien Ltd.	NTR	NTR
NuVista Energy Limited	NVA	NVA
OceanaGold Corporation	OGC	OGC
Onex Corporation	ONEX	ONEX
Open Text Corp.	OTEX	OTEX
Organigram Holdings Inc.	OGI	OGI
Osisko Gold Royalties Ltd.	OR	OR
Osisko Mining Corp.	OSK	OSK
Ovintiv Inc.	OVV	OVV
Ovintiv Inc.	OVV1	OVV1
Pan American Silver Corporation	PAAS	PAAS
Paramount Resources Ltd.	POU	POU
Parex Resources Inc.	PXT	PXT
Parkland Fuel Corporation	PKI	PKI
Pason Systems Inc.	PSI	PSI
Pembina Pipeline Corporation	PPL	PPL

13

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Peyto Exploration & Development Corp.	PEY	PEY
Power Corporation of Canada	POW	POW
PrairieSky Royalty Ltd.	PSK	PSK
Precision Drilling Corporation	PD	PD
Premier Gold Mines Limited	PG	PG
Premium Brands Holdings Corporation	PBH	PBH
Pretium Resources Inc.	PVG	PVG
Primo Water Corporation	PRMW	PRMW
Quebecor Inc., Cl. B	QBR	QBR.B
Real Matters Inc.	REAL	REAL
Resolute Forest Products Inc.	RFP	RFP
Restaurant Brands International	QSR	QSR
RioCan Real Estate Investment Trust	REI	REIu
Ritchie Bros. Auctioneers Incorporated	RBA	RBA
Rogers Communications Inc., Cl. B	RCI	RCI.B
Roots Corporation	ROOT	ROOT
Royal Bank of Canada	RY	RY
Russel Metals Inc.	RUS	RUS
Sandstorm Gold Ltd.	SSL	SSL

14

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Saputo Inc.	SAP	SAP
Savaria Corporation	SIS	SIS
Seabridge Gold Inc.	SEA	SEA
Secure Energy Services Inc.	SES	SES
Seven Generations Energy Ltd. Cl. A	VII	VII
Shaw Communications Inc., Cl. B	SJR	SJR.B
ShawCor Ltd., Cl. A	SCL	SCL
Shopify Inc. Cl. A	SHOP	SHOP
Sienna Senior Living Inc.	SIA	SIA
Sierra Wireless Inc.	SW	SW
Silvercorp Metals Inc.	SVM	SVM
Sleep Country Canada Holdings Inc.	ZZZ	ZZZ
SmartCentres Real Estate Investment Trust	SRU	SRUu
SNC-Lavalin Group Inc.	SNC	SNC
Spin Master Corp.	TOY	TOY
SSR Mining Inc.	SSRM	SSRM
Stantec Inc.	STN	STN
Stelco Holdings Inc.	STLC	STLC
Stella-Jones Inc.	SJ	SJ

15

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Sun Life Financial	SLF	SLF
Suncor Energy Inc.	SU	SU
SunOpta, Inc.	SOY	SOY
Superior Plus Corp.	SPB	SPB
Surge Energy Inc.	SGY	SGY
TC Energy Corporation	TRP	TRP
Teck Resources Limited, Cl. B	TECK	TECK.B
TELUS Corporation	T	T
Teranga Gold Corporation	TGZ	TGZ
TFI International Inc.	TFII	TFII
The Green Organic Dutchman Holdings Ltd.	TGOD	TGOD
Theratechnologies Inc.	TH	TH
Thomson Reuters Corporation	TRI	TRI
Thomson Reuters Corporation	TRI1	TRI1
TMX Group Limited	X	X
TORC Oil & Gas Ltd.	TOG	TOG
Torex Gold Resources Inc.	TXG	TXG
Toromont Industries Ltd.	TIH	TIH
Toronto-Dominion Bank (The)	TD	TD

16

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Tourmaline Oil Corp.	TOU	TOU
TransAlta Corporation	TA	TA
TransAlta Renewable Inc.	RNW	RNW
Transcontinental Inc., Cl. A	TCL	TCL.A
Trican Well Service Ltd.	TCW	TCW
Tricon Capital Group Inc.	TCN	TCN
Uni-Select Inc.	UNS	UNS
Uranium Participation Corporation	U	U
Vermilion Energy Inc.	VET	VET
Village Farms International Inc.	VFF	VFF
Waste Connections Inc.	WCN	WCN
Wesdome Gold Mines Ltd.	WDO	WDO
West Fraser Timber Co. Ltd.	WFT	WFT
Westport Fuel Systems Inc.	WPRT	WPRT
Westshore Terminals Investment Corporation	WTE	WTE
Wheaton Precious Metals Corp.	WPM	WPM
Whitecap Resources Inc.	WCP	WCP
WildBrain Ltd.	WILD	WILD
Winpak Ltd.	WPK	WPK

17

Equity options Name of underlying instrument	Option symbol	Underlying symbol
WSP Global Inc.	WSP	WSP
Yamana Gold Inc.	YRI	YRI

18